MFS(R) INSTITUTIONAL TRUST
                      MFS(R) INSTITUTIONAL HIGH YIELD FUND

                      Supplement to the Current Prospectus

Effective immediately, Appendix A to the Prospectus, which identifies the Investment Techniques and Practices used by each fund, is hereby amended and restated for MFS Institutional High Yield Fund with a check mark added to permit dollar-denominated foreign debt securities.


                  The date of this Supplement is July 15, 2002